UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2022

G-III APPAREL GROUP, LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)
(Address of principal executive offices)
512 Seventh Avenue New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)

(212) 403-0500

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GIII	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2022, the Board of Directors (the “Board”) of G-III Apparel Group, Ltd. (the “Company”) elected Lisa Warner Wardell and Patti H. Ongman as directors to the Board.

As directors of the Company, each of Ms. Wardell and Ms. Ongman will receive the Company’s standard director compensation, which consists of (1) an cash annual retainer of $75,000 and (2) upon election as a director at the Annual Meeting of Stockholders in June 2022, a grant of restricted stock units valued at $130,000 in value (the “RSUs”). The RSU grants vest over a three-year period. In addition, each of them is expected to execute and receive the benefit of the Company’s standard form of indemnification agreement for directors and executive officers.

In addition, Willem van Bokhorst and Jeanette Nostra-Katz, directors of the Company, have notified the Company that they will not stand for reelection at the Company’s Annual Meeting of Stockholders to be held in June, 2022.

Item 8.01     Other Events.

On March 31, 2022, the Company issued a press release announcing the election of Ms. Wardell and Ms. Ongman to the Board. A copy of the press release issued is filed as Exhibit 99.1 to, and is incorporated by reference into, this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of G-III Apparel Group, Ltd. issued on March 31, 2022 relating to the election of Lisa Warner Wardell and Patti H. Ongman to the Company’s Board of Directors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of G-III Apparel Group, Ltd. issued on March 31, 2022 relating to the election of Lisa Warner Wardell and Patti H. Ongman to the Company’s Board of Directors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: March 31, 2022	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer